UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

CEN BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Tecumseh Rd, Suite 300, Windsor, Ontario, Canada N8T1G2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (519) 419-4958

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 4.01 Changes in Registrant's Certifying Accountant

Dismissal of Current Independent Registered Public Accounting Firm

On January 16, 2018, CEN Biotech, Inc. (the “Company") dismissed its independent public accounting firm, Thayer O’Neal Company, LLC (“Thayer O’Neal”).

The reports of Thayer O’Neal on the financial statements of the Company for the past two fiscal years ended December 31, 2016 and 2015, the subsequent interim periods thereto, and through September 30, 2017, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of providing a qualification as to the Company’s ability to continue as a going concern in the Company's financial statements for the fiscal years ended December 31, 2016 and December 31, 2015, as the Company suffered recurring losses from operations and has a net capital deficiency.

During the past two fiscal years ended December 31, 2016 and 2015, the subsequent interim periods thereto, there (i) have been no disagreements with Thayer O’Neal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thayer O’Neal, would have caused Thayer O’Neal to make reference to the subject matter of such disagreements in its reports on the financial statements for such years and (ii) were no reportable events of the kind referenced in Item 304(a)(1)(v) of Regulation S-K.

On January 16, 2018, the Company provided Thayer O’Neal with a copy of this Current Report on Form 8-K and requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The decision to dismiss Thayer O’Neal and to engage a new independent registered public accounting firm (as described below) was approved by the Company’s board of directors.

Appointment of New Independent Registered Public Accounting Firm

On January 16, 2018, the Company’s board of directors approved the engagement of Mazars USA LLP (“Mazars”) as our new independent registered public accounting firm to audit and review the Company’s financial statements.

During the Company’s two most recent fiscal years, the subsequent interim periods thereto, and through the engagement date of Mazars, neither the Company, nor someone on its behalf, has consulted Mazars regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Mazars concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description

16.1	Letter from Thayer O’Neal Company, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2018

CEN BIOTECH, INC.

By:	/s/ Joseph Byrne
Joseph Byrne
Chief Executive Officer